SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                             Reported): May 31, 2002


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                 333-77054               13-3320910
-------------------------------    -----------   -------------------------------
(State or Other Jurisdiction of    (Commission   (I.R.S. Employer Identification
        Incorporation)             File Number)                No.)

                                11 Madison Avenue
                            New York, New York 10010
        ----------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (212) 325-2000


    ------------------------------------------------------------------------

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.
        ------------------------

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Exhibits:

        8.1    Tax Opinion of Sidley Austin Brown & Wood LLP










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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CREDIT SUISSE FIRST BOSTON
                                          MORTGAGE SECURITIES CORP.


                                        By:   /s/ Kevin Steele
                                           ----------------------------
                                           Name:  Kevin Steele
                                           Title: Vice President



Dated:  May 31, 2002










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

                                 Exhibit Index



Exhibit                                                                Page
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8.1     Tax Opinion of Sidley Austin Brown & Wood LLP                    5







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